                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 20, 1996

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


     British Columbia, Canada            0-18429                 98-0121376
-----------------------------    -----------------------       --------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
           incorporation)                                    Identification No.)





4126 Norland Avenue, Burnaby, British Columbia                 V5G 3S8
----------------------------------------------                ---------
 (Address of principal executive offices)                     (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                  -------------------------


                                          N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 Exhibit No.      Description
                 -----------      -----------

                 Exhibit 99 The Loewen Group Inc. Press Release dated October 20, 1996


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 1996

                                              THE LOEWEN GROUP INC.



                                              By:   /s/ Peter S. Hyndman
                                                 ------------------------------
                                              Name:  Peter S. Hyndman
                                              Title:   Corporate Secretary

                                 EXHIBIT INDEX





Number           Exhibit
------           -------

99               The Loewen Group Inc.
                 Press Release dated October 20, 1996